Exhibit 99.2

Grant Park Fund Class A, B, Legacy 2, Global 2 and Global 3 Units Monthly Performance Report may 2011 Consider your alternatives. Invest smarter Grant Park fund DCM Brokers, LLC This sales and advertising literature must be read in Member FINRA/SIPC and risks of the offering of securities to which it Servicing Agent this offering. This is neither an offer to sell nor a 626 W. Jackson, Suite only by 600 the prospectus. The information in this document Chicago, IL 60661 onfidential This communication and is intended isc solely for the information of

2 Grant Park Fund Performance Report April 2011 Market Commentary: April 2011 Grains/Foods:Corn prices rose nearly economic9% due torecoverytwo factors:and putpoor weather forecasts in major U.S.andandSwissEuropeanfrancfarmingstrengthenedregions increased corn demand from ethanolthat producers.monetary policySugar shiftsprices in sharply based on strong productionforecastsfromcounterparts.Thailand, the world second-largest exporter. Equities:North American and European Metals:Precious metals markets movedpredominantlysteadily higher,onfueled buying by investors seeking to thehedgefirstagainstquarter.U.S. Japanesedollar Safe-haven buying caused by thehighereconomicdue situationto heavy buyingJapanby political unrest in the Middle lowEastshareand Africaprices alsocausedplayedby a driving precious metals marketsSenghigher.indexCopperfell duepricesto concernsdeclined forecasts for weaker industrialhikesdemandwhichcausedcouldby hinderthe recentthe earthquake and potential interest Fixed rate Income:U.S. hikes Treasury in China. markets Currencies:The U.S. dollar weakened unexpectedagainst globalrise counterpartsin jobless on concerns about economic growthThe incurrentthe U.crisisS. Weakeventsemploymentin data and reports from Standard Africa& Poor’scombinedcalled toforsupporta prolonged (Closed to New Investment)2000 2001 2002 2003 2004 2005 A Units 11.0% 7.0% 15.3%20.0% -7.6%-3.4% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec YTD 2006 3.5% -3.3% 4.1% 9.5% -0.8%-2.9%-3.7% 2.2% -1.1%-0.6% 3.6% -0.9%9.1% 2007 1.3% -4.2%-4.6% 5.2% 4.6% 4.2% -3.7%-3.7% 8.8% 5.2% -0.7% 0.6% 12.6% 2008 2.5% 9.7% -0.6%-0.1% 2.1% 3.1% -5.1%-2.4% 1.3% 4.8% 2.8% 1.1% 19.9% 2009 -0.9%-0.8%-3.3%-1.7% 1.6% -3.4%-1.3% 1.1% 1.2% -2.6% 4.2% -3.6%-9.2% 2010 -8.0% 0.6% 4.1% 1.8% -3.8%-0.2%-1.7% 2.8% 3.2% 4.3% -2.6% 4.6% 4.5% 2011 -0.5% 2.3% -2.5% 3.8% 3.0% to New Investment) 2003 2004 2005 B Units(Closed 7.7% -8.4%-4.3% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec YTD 2006 3.4% -3.4% 4.0% 9.4% -0.9%-2.9%-3.7% 2.1% -1.2%-0.7% 3.5% -0.9%8.3% 2007 1.2% -4.3%-4.6% 5.2% 4.5% 4.1% -3.8%-3.8% 8.7% 5.2% -0.7% 0.6% 11.8% 2008 2.4% 9.6% -0.7%-0.2% 2.0% 3.0% -5.1%-2.5% 1.2% 4.7% 2.7% 1.0% 18.9% 2009 -1.0%-0.9%-3.3%-1.8% 1.6% -3.5%-1.3% 1.1% 1.1% -2.6% 4.2% -3.6%-9.9% 2010 -8.0% 0.6% 4.0% 1.7% -3.9%-0.3%-1.7% 2.7% 3.2% 4.3% -2.6% 4.5% 3.8% 2011 -0.6% 2.2% -2.5% 3.7% 2.7% Legacy 2 Units Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec YTD 2009 -1.6%1.6% -3.1%-1.1%1.3% 1.2% -2.4%4.0% -3.2% -3.6% 2010 -7.8%0.8% 4.1% 1.7% -3.5%-0.1%-1.5%2.8% 3.2% 4.3% -2.3%4.6% 5.7% 2011 -0.4%2.3% -2.2%3.8% 3.4% Global 2 Units Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec YTD 2009 -0.3%2.0% -3.2%-1.3%1.1% 1.1% -3.2%3.6% -4.2% -4.6% 2010 -7.8%0.7% 3.6% 1.5% -2.2%0.3% -2.5%2.7% 1.9% 3.7% -2.2%3.6% 2.6% 2011 -0.8%2.0% -1.9%2.9% 2.2% Global 3 Units Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec YTD 2009 -0.4% 1.8% -3.5%-1.4% 0.9% 1.0% -3.4% 3.5% -4.4%-6.0% 2010 -8.0% 0.5% 3.4% 1.3% -2.4% 0.1% -2.7% 2.5% 1.8% 3.5% -2.3% 3.4% 0.7% 2011 -0.9% 1.8% -2.0% 2.8% 1.5% ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT SUITABLE FOR ALL INVESTORS.

Grant Park Fund Performance3 A, B and Legacy Units Global Units Trading Performance by Sector Trading Performance by Sector Performance reported is gross of fees and Performanceexpenses. reported is Monthly Exposure by Sector Monthly Exposure by Sector Sector Positions at Month-End Sector Positions at Month-End Understand your Risks Performance can be volatile and you could lose all or substantially No secondary market exists for Grant Park. Additionally, early redemption fees during the first year for some units. Trading in the futures markets, from a macro perspective, opposite loss. Grant Park therefore bears the risk that, on Commodity futures trading may be illiquid. An investment in Grant Park is speculative and leveraged; you to incur significant losses. Grant Park pays substantial fees and expenses, including fees Grant Park invests in foreign securities, which are subject standards, and political instability. Grant Park’s use of multiple trading advisors may result in with no net change in holdings. You will have no right to participate in the management of The structure and operation of Grant Park involves several Your annual tax liability may exceed cash distributions to ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT SUITABLE FOR ALL INVESTORS.

4 Grant Park Fund Performance Report April 2011 Grant Park Fund At-A-Glance Product Legacy Units Global Units A and B Class 2 2 3 Account Type Fee-based Fee-based Commission-based Minimum Investment $10,000 $5,000 $5,000 Retirement Account $1,000 $1,000 $1,000 Trading StrategyTraditional, systematic,Traditional,medium- tosystematic,long-term medium- to trend-trading philosophyphilosophyemployedcombinedby with a Grant Park for the pastmodel20 years.focused on shorter Breakeven Level 5.57% 4.98% 7.18% Closed to Investment Redemptions Monthly after 90 daysMonthly after 90 daysMonthly after 90 days Penalty No No 1.5% on a declining 0.5% per quarter Sectors Traded 6 6 6 Eligibility Varies by state, but notVariesless thanby state,$250k but not less net worth or $70k net worthnet worthand $70kor $70kincome.net worth and No investor should investNo moreinvestorthan should10% invest more of his/her net worth. of his/her net worth. Statistics Statistics Since 1 Inceptionsis: CorrelationAnaly - Class January 1989 - April 2011 Class 1 AandUnitsS&P Total2 Total Fund Assets (A,B, Legacy,$939MGlobal) April 2001 - March 12-Month Return 9.6% 47% Moved in Opposite Average 12-Month Return 18.5% 56 of 120 36-Month Cumulative Return 4.9% Positive Results 34% for Both 60-Month Cumulative Return 26.2% 41 of 120 19% Compounded Annualized ROR 14.3% Negative Results for Both 23 of 120 3-Year Compounded Annualized ROR1.6% 5-Year Compounded Annualized ROR4.8% 10-Year Compounded Annualized ROR6.2% Worst Drawdown (5/89 - 10/89)-38.9% Worst Drawdown Last 5 Years (12/08-16.4% 1/10) Average 1-month Gain 6.5% Average 1-month Loss -4.4% # of Winning Months 143 1Class A Units are closed to new # of Losing Months 125 Legacy or Global units, which have lower 2 It is not possible to directly invest Glossary The following glossary may assist prospective investors in prospectus for a more complete glossary of additional terms Average 12-Month: The averageReturn (arithmetic mean) return of all rolling by summing all 12-month period returns and then dividing by the compounding effect of investment returns. Compounded Annualized: ThisRate isof theReturngeometric(ROR) 12-month mean that to arrive at the equivalent compound growth rate reflected in Correlation: This is the tendency for the returns of two assets, such measurement of this statistic (the correlation coefficient) can range from positive correlation, both moving in the same direction). A and the movementperformance.in theportfolio’s Drawdown: A drawdown is any losing period during an investment’s to an equity valley. Maximum drawdown is simply the largest drawdowns are computed based on month-end equity values. Net Asset Value: Thisperis Unitthe total net asset value of a class of date noted. All charts in this document were c2011 Grant Park